Subsequent Events	12 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

The Company has assessed all events from September 30, 2025, up through February 13, 2026, which is the date that these consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements.

On November 12, 2025 and November 21, 2025, Vault BRS and Vault Cayman were incorporated under the laws of Delaware, United States and the Cayman Islands, respectively. Vault BRS is a direct wholly owned subsidiary of Globavend Holdings and wholly owns Vault Cayman. The Dormant Subsidiaries were established for further development of our business and are currently dormant.

On December 31, 2025, the Company priced a registered direct offering of 889,359 ordinary shares or pre-funded warrants to purchase ordinary shares at an effective purchase price of $1.60 per share or pre-funded warrant. The offering generated gross proceeds of approximately $1.4 million, before deducting placement agent fees and other offering expenses. The offering closed on January 2, 2026, and the Company intends to use the net proceeds for working capital and general corporate purposes.